Abercrombie & Fitch Co.
Financial Information
(Unaudited)
(in thousands, except per share data and store data)

				Fiscal 2018					Fiscal 2019
	2015	2016	2017 (1)	Q1	Q2	Q3	Q4	2018	Q1	Q2	Q3	2019

Net sales	$3,518,680	$3,326,740	$3,492,690	$730,899	$842,414	$861,194	$1,155,602	$3,590,109	$733,972	$841,078	$863,472	$2,438,522

Cost of sales, exclusive of depreciation and amortization	1,361,137	1,298,172	1,408,848	288,554	335,519	333,375	472,745	1,430,193	289,882	342,445	344,541	976,868

Gross profit	2,157,543	2,028,568	2,083,842	442,345	506,895	527,819	682,857	2,159,916	444,090	498,633	518,931	1,461,654

Stores and distribution expense	1,604,214	1,562,703	1,540,032	357,347	374,552	371,859	432,458	1,536,216	356,612	376,347	377,697	1,110,656

Marketing, general and administrative expense	470,321	453,202	471,914	124,897	123,883	117,181	118,902	484,863	111,947	115,694	114,075	341,716

Flagship store exit charges	—	15,757	2,393	3,808	—	—	1,998	5,806	1,744	44,994	285	47,023

Restructuring benefit	(1,598)	—	—	—	—	—	—	—	—	—	—	—

Asset impairment, exclusive of flagship store exit charges	18,209	7,930	14,391	1,056	8,671	656	1,197	11,580	1,662	715	12,610	14,987

Other operating income, net	(6,441)	(26,212)	(16,938)	(2,560)	(434)	(1,557)	(1,364)	(5,915)	(617)	367	(215)	(465)

Operating income (loss)	72,838	15,188	72,050	(42,203)	223	39,680	129,666	127,366	(27,258)	(39,484)	14,479	(52,263)

Interest expense, net	18,248	18,666	16,889	3,018	3,023	2,857	2,101	10,999	616	1,370	2,922	4,908

Income (loss) before income taxes	54,590	(3,478)	55,161	(45,221)	(2,800)	36,823	127,565	116,367	(27,874)	(40,854)	11,557	(57,171)

Income tax expense (benefit)	16,031	(11,196)	44,636	(3,713)	24	12,047	29,201	37,559	(9,588)	(11,330)	3,987	(16,931)

Net income (loss)	38,559	7,718	10,525	(41,508)	(2,824)	24,776	98,364	78,808	(18,286)	(29,524)	7,570	(40,240)

Less: Net income attributable to noncontrolling interests	2,983	3,762	3,431	953	1,029	857	1,428	4,267	869	1,618	1,047	3,534

Net income (loss) attributable to Abercrombie & Fitch Co.	$35,576	$3,956	$7,094	$(42,461)	$(3,853)	$23,919	$96,936	$74,541	$(19,155)	$(31,142)	$6,523	$(43,774)

				Fiscal 2018					Fiscal 2019
	2015	2016	2017 (1)	Q1	Q2	Q3	Q4	2018	Q1	Q2	Q3	2019
Net income (loss) per share attributable to Abercrombie & Fitch Co.:
Basic	$0.52	$0.06	$0.10	$(0.62)	$(0.06)	$0.36	$1.47	$1.11	$(0.29)	$(0.48)	$0.10	$(0.67)
Diluted	$0.51	$0.06	$0.10	$(0.62)	$(0.06)	$0.35	$1.42	$1.08	$(0.29)	$(0.48)	$0.10	$(0.67)

Weighted-average shares outstanding:
Basic	68,880	67,878	68,391	68,500	68,008	66,818	66,074	67,350	66,540	65,156	63,099	64,932
Diluted	69,417	68,284	69,403	68,500	68,008	68,308	68,071	69,137	66,540	65,156	63,911	64,932

Hollister comparable sales	0%	0%	8%	6%	4%	4%	6%	5%	2%	0%	(2)%	0%

Abercrombie comparable sales (2)	(6)%	(11)%	(2)%	3%	2%	1%	(2)%	1%	1%	0%	3%	1%

Comparable sales (3)	(3)%	(5)%	3%	5%	3%	3%	3%	3%	1%	0%	0%	0%

Shares outstanding	67,348	67,758	68,195	67,816	66,975	65,843	66,227	66,227	66,637	63,146	62,757	62,757

Number of stores - end of period (4)	932	898	868	869	870	879	861	861	857	863	881	881

Gross square feet - end of period	7,292	7,007	6,710	6,710	6,694	6,719	6,566	6,566	6,503	6,476	6,556	6,556

(1) Fiscal 2017 was a fifty-three week year.
(2) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands.
(3) Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the 53rd week in fiscal 2017, fourth quarter of fiscal 2017 comparable sales are compared to the fourteen week period ended February 4, 2017, first quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended May 6, 2017, second quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended August 5, 2017, third quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended November 4, 2017, and fourth quarter of fiscal 2018 comparable sales are compared to the 13 week period ended February 3, 2018.

(4) Prior period store counts have been restated to count multi-brand outlet stores as a single store.

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